Post balance sheet events	12 Months Ended
Dec. 31, 2023
Post balance sheet events
Post balance sheet events

29. Post balance sheet events

On 29 February 2024 the Board proposed a final dividend of 4.2p per ordinary share for a total amount of £388m. Subject to shareholder approval at the Company’s AGM, this dividend will be paid on 16 May 2024 to holders of ordinary shares and ADRs on the register as of 15 March 2024. The dividend will be paid out of retained profits.